Annual Meeting of Stockholders May 15, 2015 Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements within the meaning
of the federal securities laws.   As you consider this presentation, you
should understand that these statements are not guarantees of performance or results, and they involve various risks, uncertainties
(some of which are beyond our control) and assumptions, including those risks, uncertainties and assumptions set forth in our annual report on
Form 10-K and quarterly reports on Form 10-Q and other filings with the
U.S. Securities and Exchange Commission.  Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results and cause them to differ materially from those anticipated in the forward-looking statements.  Any forward-looking statement contained herein speaks only as of the date on which it is made, and except as required by law, we have no duty to, and do not intend to, update or revise the forward-looking statements in this presentation after the date of this presentation.

Non-GAAP Reconciliation
Adjusted net income and adjusted earnings per share (EPS) are non-GAAP measures. The Company believes these measures provide a useful indication of profitability and basis for assessing the operations of the Company without the impact of bond redemption premiums, acquisitions and acquisition related costs and certain non-cash items. Adjusted net income should not be considered in isolation or as a substitute for net income or other profitability metrics prepared in accordance with GAAP.
Adjusted net income, as presented, may not be comparable to similarly titled measures of other companies. Set forth below is a reconciliation of adjusted net income to net income.
Adjusted Net Income and Adjusted EPS
Unaudited, in thousands except per share
2014 2013
Net income 134,611 $         123,091 $
Amortization of acquired intangible assets 61,018             53,314
Amortization of deferred financing costs 20,035             18,246
Accelerated amortization of deferred financing costs 11,601             6,603
Share-based compensation 15,574             10,383
Sponsor management/termination fee -                   25,000
IPO bonus -                   2,975
Debt call premiums 61,708             16,502
M&A and acquisition related costs 3,467               1,172
Pre-tax total 173,403            134,195
Income tax expense on adjustments 60,792             49,586
Adjusted net income 247,222 $         207,700 $
Diluted shares outstanding 85,507             80,318
Adjusted EPS - diluted 2.89 $              2.59 $
Twelve Months Ended Dec. 31,

west

✓
✓

HealthAdvocate SchoolReach 9-1-1 ENABLE

What West Accomplished in 2014
Drive Shareholder Value: 2014 Free Cash Flow Growth of 37%
Actions Results
Streamlined Business
Model
Divestiture of Agent Services Business
Generated Stable
Revenue Growth
5% 2014 revenue growth from
continuing operations
Increased Profitability
2014 adjusted net income from continuing
operations increased 19% to $247 million
Improved Capital
Structure & Returned
Capital
Reduced cost of debt: 5.2% in 2013 to 3.6% post-
refinancing (~$50MM annual savings)
Attractive Dividend Yield
~$400MM Invested in Strategic Growth Sectors
Deployed Capital in
Attractive Markets
Reduced headcount from 35,100 to 10,300
Rev/Employee increased from $80K to $229k

Revenue
$2,295 -
$2,340
This page contains forward looking statements.  Please see page 2.
2014 Revenue grew over
2013
5%
GROWTH
Growth was a result of
acquisitions and new
business from existing clients
$2,121
$2,219
2013 2014 2015
Guidance

Adjusted Net Income
$257
-$267
Adjusted Net Income excludes costs related to the IPO and acquisitions.  See page 3 for a reconciliation of Adjusted Net Income to Net Income.
This page contains forward looking statements.  Please see page 2.
2014 Adjusted Net Income
grew over 2013
19%
GROWTH
Growth was partially a result
of redeeming higher interest
debt with a new lower rate
bond issuance and a lower
tax rate in 2014
$208
$247
2013 2014 2015
Guidance

Cash Flows from Operations and Capital Allocation
Proceeds from Agent Divestiture
2015 Capital Allocation Priorities
1)
Pursue accretive M&A opportunities
2)
De-leveraging through debt pay down, growth and M&A
3)
Opportunistic share buybacks
$MM
Net Sale of Agent Business ~$240
Net Sale of Real Estate ~$45
Net Proceeds ~$285
$420 -
$460
Cash Flows from Operations
This page contains forward looking statements.  Please see page 2.
$319
$410
2013 2014 2015
Guidance

1-Jan-14
1-Feb-14
1-Mar-14
1-Apr-14
1-May-14
1-Jun-14
1-Jul-14
1-Aug-14
1-Sep-14
1-Oct-14
1-Nov-14
1-Dec-14

8 WSTC vs. S&P Index – 2014 Source: FactSet 85 90 95 100 105 110 115 120 125 130 135 WSTC S&P 500

West Shareholder Base
Holdings after March 2015 Secondary Offering by Private Equity Holders
85 million shares outstanding
Private Equity
35%
West Family
18%
Directors
& Officers
2%
Institutional
38%
Retail
7%

Proven Management Team Has Successfully Evolved the Business
Mike Cardillo (Health Advocate)
Mike Masching (Cost
Containment Svcs.)
Shawn Fliehman (B2B Services)
Scott Etzler
Skip Hanson
Mary Hester
Ron Beaumont
Strong Corporate Leadership
Our Corporate Management has Spent an Average of 16 Years with West
Proven & Experienced Operations Leadership
Unified
Communication &
Conferencing Services
Nancee Berger – President and COO
Interactive Services
Safety
Services
Specialized
Agent Services
Telecom Services
11 30
8 33
2 30
1 30
7 29
15 23
24 26 Nancee Berger –
President and COO
25 Years at West
Jan Madsen – CFO
Joined Dec. 2014
Rod Kempkes –
CAO
25 Years at West
David Mussman –
General Counsel
16 Years at West
David Treinen – EVP,
Corporate Dev.
7 Years at West
Tom Barker – CEO
23 Years at West
Years at West Years of Industry Experience

We connect. We deliver. 11 Questions?